Agreements and Transactions with Related Parties	12 Months Ended
Dec. 31, 2012
Agreements and Transactions with Related Parties
Agreements and Transactions with Related Parties

Note 4. Agreements and Transactions with Related Parties

Advisory Agreements with the Managed REITs

Our predecessor had advisory agreements with each of the Managed REITs pursuant to which it earned certain fees and/or was entitled to receive cash distributions. In connection with the Merger, we entered into amended and restated advisory agreements with each of the CPA® REITs with economic terms similar to the prior agreements, which are outlined in the Annual Report on Form 10-K for the year ended December 31, 2011 as filed by our predecessor with the SEC on February 29, 2012. The amendments, which became effective as of October 1, 2012, provide for the allocation of expenses on the basis of revenues of each of the CPA® REITs rather than an allocation of time charges incurred by our personnel for each of the CPA® REITs. The CPA® REIT advisory agreements are scheduled to expire on September 30, 2013 unless otherwise renewed pursuant to their terms. The CWI advisory agreement, which was scheduled to expire on September 30, 2012, was renewed for an additional year pursuant to its terms, effective as of October 1, 2012. The following table presents a summary of revenue earned and/or cash received from the Managed REITs in connection with providing services as the advisor to the Managed REITs (in thousands):

	Years Ended December 31,
	2012	2011	2010
Asset management revenue	$56,666	$66,808	$76,246
Structuring revenue	48,355	46,831	44,525
Incentive, termination and subordinated disposition revenue	-	52,515	-
Wholesaling revenue	19,914	11,664	11,096
Reimbursed costs from affiliates	98,245	64,829	60,023
Distributions of Available Cash	30,009	15,535	4,468
Deferred revenue earned	8,492	5,662	-
	$261,681	$263,844	$196,358

	Years Ended December 31,
	2012	2011	2010
CPA®:14	$-	$59,605	$23,387
CPA®:15	21,563	31,489	31,172
CPA®:16 – Global	50,825	40,555	28,478
CPA®:17 – Global	173,262	124,465	112,386
CWI	15,334	6,745	-
Other	697	985	935
	$261,681	$263,844	$196,358

Asset Management Revenue

We earn asset management revenue from each Managed REIT, which is based on average invested assets and is calculated according to the advisory agreement for each Managed REIT. For CPA®:16 – Global prior to the CPA®:14/16 Merger and for CPA®:15 prior to the Merger, this revenue generally totaled 1% per annum, with a portion of this revenue, or 0.5%, contingent upon the achievement of specific performance criteria. For CPA®:16 – Global subsequent to the CPA®:14/16 Merger, we earn asset management revenue of 0.5% of average invested assets. For CPA®:17 – Global, we earn asset management revenue ranging from 0.5% of average market value for long-term net leases and certain other types of real estate investments up to 1.75% of average equity value for certain types of securities. For CWI, we earn asset management revenue of 0.5% of the average market value of lodging-related investments. We do not earn performance revenue from CPA®:17 – Global, CWI and, subsequent to the CPA®:14/16 Merger, from CPA®:16 – Global, but we receive up to 10% of distributions of Available Cash from their operating partnerships.

Under the terms of the advisory agreements, we may elect to receive cash or shares of stock for asset management revenue due from each Managed REIT. In 2012, we elected to receive all asset management revenue from CPA®:15 prior to the Merger in cash, while for CPA®:16 – Global, we elected to receive 50% of asset management revenue in its shares with the remaining 50% payable in cash. For CPA®:17 – Global and CWI, we elected to receive asset management revenue in their shares. For 2011, we elected to receive all asset management revenue in cash, with the exception of CPA®:17 – Global's asset management fee, which we elected to receive in its shares. For 2011, we also elected to receive performance revenue, prior to the CPA®:14/16 Merger, from CPA®:16 – Global in shares of its common stock, while for CPA®:14 prior to CPA®:14/16 Merger, and for CPA®:15 we elected to receive 80% of all performance revenue in shares of their common stock, with the remaining 20% payable in cash. We also elected to receive asset management revenue from CPA®:16 – Global in 2011 in shares of its common stock after the CPA®:14/16 Merger. For CWI, we elected to receive all asset management revenue in cash for 2011.

Reimbursed Costs from Affiliates and Wholesaling Revenue

The Managed REITs reimburse us for certain costs, primarily broker/dealer commissions paid on behalf of the Managed REITs and marketing and personnel costs. Pursuant to the amended and restated advisory agreements, expenses are now allocated based on the revenues of each of the CPA® REITs rather than an allocation of time charges incurred by our personnel for each of the CPA® REITs. In addition, we earn a selling commission of up to $0.65 per share sold and a dealer manager fee of up to $0.35 per share sold from CPA®:17 – Global. We also receive a selling commission of up to $0.70 per share sold and a dealer manager fee of up to $0.30 per share sold from CWI. We re-allow all or a portion of the dealer manager fees to selected dealers in the offerings. Dealer manager fees that are not re-allowed are classified as wholesaling revenue. Additionally, we earned a wholesaling fee of $0.15 per share sold in connection with CPA®:17 – Global's initial public offering through April 7, 2011. We did not earn a wholesaling fee in connection with CPA®:17 – Global's follow-on offering, which commenced on April 7, 2011.

Pursuant to its advisory agreement, upon reaching the minimum offering amount of $10.0 million on March 3, 2011, CWI became obligated to reimburse us for all organization costs and a portion of offering costs incurred in connection with its offering, up to a maximum amount (excluding selling commissions and the dealer manager fee) of 2% of the gross proceeds of its offering and distribution reinvestment plan. Through December 31, 2012, we have incurred organization and offering costs on behalf of CWI of approximately $7.4 million. However, at December 31, 2012, CWI was only obligated to reimburse us $3.1 million of these costs because of the 2% limitation described above, and $2.7 million had been reimbursed as of that date.

Incentive, Termination and Subordinated Disposition Revenue

We earn revenue related to the disposition of properties by the Managed REITs, subject to subordination provisions, which will only be recognized as the relevant conditions are met. Such revenue may include subordinated disposition revenue of no more than 3% of the value of any assets sold, payable only after stockholders have received back their initial investment plus a specified preferred return, and subordinated incentive revenue of 15% of the net cash proceeds distributable to stockholders from the disposition of properties, after recoupment by stockholders of their initial investment plus a specified preferred return. We may also, in connection with the termination of the advisory agreements for the Managed REITs, be entitled to a termination payment based on the amount by which the fair value of a Managed REITs' properties, less indebtedness, exceeds investors' capital plus a specified preferred return.

We waived any acquisition fees payable by CPA®:16 – Global under its advisory agreement with us in respect of the properties it acquired in the CPA®:14/16 Merger and also waived any disposition fees that may subsequently be payable by CPA®:16 – Global upon a sale of such assets. As the advisor to CPA®:14, we earned acquisition fees related to those properties when they were acquired by CPA®:14 and disposition fees on those properties to CPA®:16 – Global by CPA®:14 in the CPA®:14/16 Merger and, as a result, we and CPA®:16 – Global agreed that we should not receive fees upon the acquisition or disposition of the same properties by CPA®:16 – Global.

In connection with providing a liquidity event for CPA®:14 stockholders during the second quarter of 2011 with the completion of the CPA®:14/16 Merger, we earned termination revenue of $31.2 million and subordinated disposition revenue of $21.3 million, which we elected to receive in shares of CPA®:14 and cash, respectively. In connection with the Merger with CPA®:15, we waived the subordinated disposition and termination fees we would have been entitled to receive from CPA®:15 upon its liquidation pursuant to the terms of our advisory agreement with CPA®:15. There was no gain or loss recognized in connection with waiving these subordinated disposition and termination fees.

Structuring Revenue

Under the terms of the advisory agreements, we earn revenue in connection with structuring and negotiating investments and related financing for the Managed REITs, which we call acquisition revenue. We may receive acquisition revenue of up to an average of 4.5% of the total cost of all investments made by each CPA® REIT. Historically, a portion of this revenue (generally 2.5%) was paid when the transaction was completed, while the remainder (generally 2%) was payable in annual installments ranging from three to eight years, provided the relevant CPA® REIT met its performance criterion. For certain types of non-long term net lease investments acquired on behalf of CPA®:17 – Global, initial acquisition revenue may range from 0% to 1.75% of the equity invested plus the related acquisition revenue, with no deferred acquisition revenue being earned. For CWI, we earn initial acquisition revenue of 2.5% of the total investment cost of the properties acquired and loans originated by us not to exceed 6% of the aggregate contract purchase price of all investments and loans with no deferred acquisition revenue being earned. We may also be entitled, subject to the Managed REIT board approval, to fees for structuring loan refinancing of up to 1% of the principal amount. This loan refinancing revenue, together with the acquisition revenue, is referred to as structuring revenue.

Unpaid transaction fees, including accrued interest, are included in Due from affiliates in the consolidated financial statements. Unpaid transaction fees bear interest at annual rates ranging from 5% to 7%. The following tables present the amount of unpaid transaction fees and interest earned on these fees (in thousands):

		December 31,
		2012	2011
Unpaid deferred acquisition fees		$28,654	$29,410

	Years Ended December 31,
	2012	2011	2010
Interest earned on unpaid deferred acquisition fees	$1,064	$1,332	$1,136

Distributions of Available Cash and Deferred Revenue Earned

We receive distributions of our proportionate share of earnings up to 10% of available cash from CPA®:17 – Global, CWI, and after the UPREIT reorganization, CPA®:16 – Global, as defined in the respective advisory agreements, from their operating partnerships. As discussed under “CPA®:16 – Global UPREIT Reorganization” below, we acquired the Special Member Interest in CPA®:16 – Global's operating partnership for $0.3 million during the second quarter of 2011. We initially recorded the Special Member Interest at its fair value of $28.3 million, which is net of approximately $6.0 million related to our ownership interest in CPA®:16 – Global that was eliminated in our consolidated financial statement, to be amortized into earnings over the expected period of performance. Cash distributions of our proportionate share of earnings from the CPA®:16 – Global and CPA®:17 – Global operating partnerships as well as deferred revenue earned from our Special Member Interest in CPA®:16 – Global's operating partnership are recorded as Income from equity investments in real estate and the Managed REITs within the Investment Management segment. We have not yet earned or received any distributions of our proportionate share of earnings from CWI's operating partnership because CWI has not yet generated Available Cash.

Other Transactions with Affiliates

Transactions with Estate of Wm. Polk Carey

Voting Agreement

In July 2012, we entered into a voting agreement (the “Voting Agreement”) with the Estate of Wm. Polk Carey, our Chairman and founder who passed away on January 2, 2012, pursuant to which the Estate and W. P. Carey & Co., Inc., a wholly-owned corporation of the Estate, had agreed, among other things, to vote their share of our predecessor's common stock (the “Listed Shares”) at the special meeting of W. P. Carey & Co. LLC's shareholders regarding the REIT Reorganization and Merger in favor of those transactions. The REIT Reorganization and Merger were approved by those shareholders on September 13, 2012 and the transactions closed on September 28, 2012.

Share Purchase Agreement

Concurrently with the execution of the Voting Agreement, we entered into a Share Purchase Agreement with the Estate pursuant to which we agreed to purchase up to an aggregate amount of $85.0 million of our common stock — or, prior to the Merger, the Listed Shares of our predecessor — beneficially owned by the Estate in the following manner: (i) prior to the date of the dissemination of the Joint Proxy Statement / Prospectus of us and CPA®:15 regarding the registration of securities with the SEC on Form S-4 in connection with the REIT Conversion and the Merger (the “Joint Proxy Statement / Prospectus”), the Estate had a one-time option to sell up to an aggregate amount of $25.0 million of Listed Shares (the “First Sale Option”), which, as discussed below, was completed on August 2, 2012; (ii) at any time following the consummation of the Merger, but on or before December 31, 2012, the Estate had a one-time option to sell up to an aggregate amount of $20.0 million of our common stock (the “Second Sale Option”), which, as discussed below, was completed on October 9, 2012; and (iii) at any time following January 1, 2013, but on or before March 31, 2013, the Estate has a one-time option to sell up to an aggregate amount of $40.0 million of our common stock (the “Third Sale Option,” and with the First Sale Option and Second Sale Option, each a “Sale Option”). In connection with the exercise of a Sale Option, we agreed to pay a per share purchase price equal to 96% of the volume-weighted-average price of one Listed Share of our predecessor, and/or one share of our common stock, as applicable, for the ten (10) business days immediately prior to the date of notification of exercise.

On July 27, 2012, we received a notice from the Estate indicating its intention to fully exercise the First Sale Option, and as a result, on August 2, 2012, we repurchased 561,418 Listed shares for $25.0 million from the Estate at a price of $44.53 per share. On October 1, 2012, we received a notice from the Estate indicating its intention to fully exercise the Second Sale Option, and, as a result, on October 9, 2012, we repurchased an additional 410,964 shares of our common stock for $20.0 million from the Estate at a price of $48.67 per share. We used our Revolver (Note 12) to finance the repurchases pursuant to the First and Second Sale Options. We currently intend to borrow from our Revolver in order to finance the repurchase of our common stock pursuant to the remaining Third Sale Option if the Estate should decide to exercise it.

Because the Share Purchase Agreement contains put options that, if exercised, would obligate us to settle the transactions in cash, we account for the shares of our common stock owned by the Estate as redeemable securities in accordance with ASC 480 “Distinguishing Liabilities from Equity” and Accounting Series Release No. 268 (“ASR 268”) “Presentation in Financial Statements of Redeemable Preferred Stocks.” ASR 268 requires us to reclassify a portion of our permanent equity to redeemable equity in order to reflect the future cash obligations that could arise if the Estate were to exercise the put options requiring us to purchase its shares. When the Estate exercises a Sale Option, we will reclassify the amount from temporary equity to permanent equity, and reclassify the amount from Additional paid-in capital stock to Treasury stock. Accordingly, on the date of the execution of the Share Repurchase Agreement, we reclassified $85.0 million from Additional paid-in capital to Redeemable securities – related party, which represents the maximum amount that we would be required to pay should the Estate exercise all its Sale Options. Additionally, on August 2, 2012 and October 9, 2012, when we purchased our common stock in connection with the Estate's exercise of the First and Second Sale Options, respectively, we reclassified $45.0 million from Redeemable securities – related party to Additional paid-in capital and reclassified the shares from Additional paid-in capital to Treasury stock.

The following table presents a reconciliation of our Redeemable securities – related party (in thousands):

Year Ended
December 31, 2012
Balance - beginning of year	$-
Reclassification from permanent equity to temporary equity	85,000
Redemptions of securities	(45,000)
Balance - end of year	$40,000

Registration Rights Agreement

Concurrently with the execution of the Voting Agreement and the Share Purchase Agreement, we and the Estate Shareholders entered into a Registration Rights Agreement (the “Registration Rights Agreement”).

The Registration Rights Agreement provides the Estate with, at any time following the consummation of the REIT Reorganization, but on or before the third anniversary thereof, subject to certain exceptions and limitations, three demand rights (the “Demand Registration Rights”) for the registration via an underwritten public offering of, in each instance, between a minimum of (i)(a) $50.0 million with respect to one Demand Registration Right, and (b) $75.0 million with respect to two Demand Registration Rights, and a maximum of (ii) $250.0 million, worth of shares of our common stock received in the REIT Conversion in exchange for the Listed Shares of our predecessor that were owned by the Estate as of the date of the Registration Rights Agreement.

Additionally, the Registration Rights Agreement provides the Estate Shareholders with, subject to certain exceptions and limitations, unlimited “piggyback” registration rights (the “Piggyback Registration Rights,” and together with the Demand Registration Rights, the “Estate Shareholders' Registration Rights”) pertaining to the shares of our common stock received in the REIT conversion in exchange for the Listed Shares of our predecessor that were owned by the Estate as of the date of the Registration Rights Agreement.

The Estate Shareholders' Registration Rights are subject to customary lock-up and cutback provisions, and the Registration Rights Agreement contains customary indemnification provisions. We have agreed to bear the expenses incurred in connection with the filing of any registration statements attributable to the exercise of the Estate's Registration Rights, other than any (i) underwriting fees, discounts and sales commissions, (ii) fees, expense and disbursements of legal counsel of the Estate, and (iii) transfer taxes, in each case relating to the sale or disposition by the Estate of shares of our common stock pursuant to the Registration Rights Agreement.

We account for our obligations under the Registration Rights Agreement in accordance with ASC 450 “Contingencies,” which requires us to record a liability if the contingent loss is probable and the amount can be estimated. At December 31, 2012, we have not recorded a liability pertaining to our obligations under the Registration Rights Agreement because the amount cannot be reasonably estimated at this time and is not deemed probable.

CPA®:14/16 Merger

On May 2, 2011, CPA®:14 merged with and into a subsidiary of CPA®:16 – Global. In connection with the CPA®:14/16 Merger, on May 2, 2011, we purchased the remaining interests in three jointly-owned investments from CPA®:14, in which we already had a partial ownership interest, for an aggregate purchase price of $31.8 million, plus the assumption of $87.6 million of indebtedness.

In the CPA®:14/16 Merger, CPA®:14 shareholders were entitled to receive $11.50 per share, which was equal to the estimated NAV of CPA®:14 as of September 30, 2010. For each share of CPA®:14 stock owned, each CPA®:14 shareholder received a $1.00 per share special cash dividend and a choice of either (i) $10.50 in cash or (ii) 1.1932 shares of CPA®:16 – Global. The merger consideration of $954.5 million was paid by CPA®:16 – Global, including payment of $444.0 million to liquidating shareholders and issuing 57,365,145 shares of common stock with a fair value of $510.5 million on the date of closing to shareholders of CPA®:14 in exchange for 48,076,723 shares of CPA®:14 common stock. The $1.00 per share special cash distribution, totaling $90.4 million in the aggregate, was funded from the proceeds of the CPA®:14 Asset Sales. In connection with the CPA®:14/16 Merger, we agreed to purchase a sufficient number of shares of CPA®:16 – Global common stock from CPA®:16 – Global to enable it to pay the merger consideration if the cash on hand and available to CPA®:14 and CPA®:16 – Global, including the proceeds of the CPA®:14 Asset Sales and a new $320.0 million senior credit facility of CPA®:16 – Global, were not sufficient. Accordingly, we purchased 13,750,000 shares of CPA®:16 – Global on May 2, 2011 for $121.0 million, which we funded, along with other obligations, with cash on hand and $121.4 million drawn on our then-existing unsecured line of credit.

Upon consummation of the CPA®:14/16 Merger, we earned revenues of $31.2 million in connection with the termination of the advisory agreement with CPA®:14 and $21.3 million of subordinated disposition revenues. We elected to receive our termination revenue in 2,717,138 shares of CPA®:14, which were exchanged into 3,242,089 shares of CPA®:16 – Global in the CPA®:14/16 Merger. Upon closing of the CPA®:14/16 Merger, we received 13,260,091 shares of common stock of CPA®:16 – Global in respect of our shares of CPA®:14.

CAM waived any acquisition fees payable by CPA®:16 – Global under its advisory agreement with CAM in respect of the properties acquired in the CPA®:14/16 Merger and also waived any disposition fees that may subsequently be payable by CPA®:16 – Global upon a sale of such assets. As the advisor to CPA®:14, CAM earned acquisition fees related to those properties acquired by CPA®:14 and disposition fees on those properties upon the liquidation of CPA®:14 and, as a result, CAM and CPA®:16 – Global agreed that CAM should not receive fees upon the acquisition or disposition of the same properties by CPA®:16 – Global.

CPA®:16 – Global UPREIT Reorganization

Immediately following the CPA®:14/16 Merger on May 2, 2011, CPA®:16 – Global completed an internal reorganization whereby CPA®:16 – Global formed an UPREIT, which was approved by CPA®:16 – Global stockholders in connection with the CPA®:14/16 Merger (the “CPA®:16 – Global UPREIT Reorganization”). In connection with the formation of the UPREIT, CPA®:16 – Global contributed substantially all of its assets and liabilities to an operating partnership in exchange for a managing member interest and units of membership interest in the operating partnership, which together represent a 99.985% capital interest of the Managing Member. Through a subsidiary, we acquired a Special Member Interest of 0.015% in the operating partnership for $0.3 million, entitling us to receive certain profit allocations and distributions of cash.

As consideration for the Special Member Interest, we amended our advisory agreement with CPA®:16 – Global to give effect to this UPREIT reorganization and to reflect a revised fee structure whereby (i) our asset management fees are prospectively reduced to 0.5% from 1.0% of the asset value of a property under management, (ii) the former 15% subordinated incentive fee and termination fees have been eliminated and replaced by (iii) a 10% Special General Partner Available Cash Distribution and (iv) the 15% Final Distribution, each defined below. The sum of the new 0.5% asset management fee and the Available Cash Distribution is expected to be lower than the original 1.0% asset management fee; accordingly, the Available Cash Distribution is contractually limited to 0.5% of the value of CPA®:16 – Global's assets under management. However, the amount of after-tax cash we receive pursuant to this revised structure is anticipated to be greater than the amount we received under the previous arrangement. The fee structure related to initial acquisition fees, subordinated acquisition fees and subordinated disposition fees for CPA®:16 – Global remains unchanged.

As Special General Partner, we are entitled to 10% of the operating partnership's available cash (the “Available Cash Distribution”), which was defined as the operating partnership's cash generated from operations, excluding capital proceeds, as reduced by operating expenses and debt service, excluding prepayments and balloon payments. We may elect to receive our Available Cash Distribution in shares of CPA®:16 – Global's common stock. In the event of a capital transaction such as a sale, exchange, disposition or refinancing of CPA®:16 – Global's assets, we are also entitled to receive a Final Distribution equal to 15% of residual returns after giving effect to a 100% return of the Managing Member's invested capital plus a 6% priority return.

We initially recorded the Special Member Interest as an equity investment at its fair value of $28.3 million and an equal amount of deferred revenues (Note 7), which was net of approximately $6.0 million related to our ownership interest of approximately 17.5% in CPA®:16 – Global that was eliminated in our consolidated financial statements. We recognize the deferred revenue earned from our Special Member Interest in CPA®:16 – Global's operating partnership into earnings on a straight-line basis over the expected period of performance, which is currently estimated at three years based on the stated intended life of CPA®:16 – Global as described in its offering documents. The amount of deferred revenue recognized during the years ended December 31, 2012 and 2011 was $8.5 million and $5.7 million, respectively. The amount of deferred revenue recognized in 2012 and 2011 was net of $0.9 million and $0.6 million, respectively, in amortization associated with the basis differential generated by the Special Member Interest in CPA®:16 – Global's operating partnership and our underlying claim on the net assets of CPA®:16 – Global. We determined the fair value of the Special Member Interest based upon a discounted cash flow model, which included assumptions related to estimated future cash flows of CPA®:16 – Global and the estimated duration of the fee stream of three years. The equity investment is evaluated for impairment consistent with the policy described in Note 2. At December 31, 2012 and 2011, the unamortized balance of the deferred revenue was $12.6 million and $22.0 million, respectively.

Other

We own interests in entities ranging from 3% to 95%, as well as jointly-controlled tenancy-in-common interests in properties, with the remaining interests generally held by affiliates, and own common stock in each of the Managed REITs. We consolidate certain of these investments and account for the remainder under the equity method of accounting.

One of our directors and officers was the sole shareholder of Livho, a subsidiary that operates a hotel investment. We consolidated the accounts of Livho in our consolidated financial statements because it was a VIE and we were its primary beneficiary. In order to streamline Livho's corporate structure, in August 2012, the director and officer transferred his ownership interest in Livho for no consideration to one of our subsidiaries, Carey REIT II Inc. No gain or loss was recognized in this transaction. Immediately after the ownership transfer, we became the sole shareholder of Livho and we continue to consolidate the accounts of Livho.

Family members of one of our directors have an ownership interest in certain companies that own noncontrolling interests in one of our French majority-owned subsidiaries. These ownership interests are subject to substantially the same terms as all other ownership interests in the subsidiary companies.

A former employee owns a redeemable noncontrolling interest (Note 14) in W. P. Carey International LLC (“WPCI”), a subsidiary company that structures net lease transactions on behalf of the CPA® REITs outside of the U.S., as well as certain related entities.

During February 2011, we loaned $90.0 million at an annual interest rate of 1.15% to CPA®:17 – Global, which was repaid on April 8, 2011, its maturity date. During May 2011, we loaned $4.0 million at the 30-day LIBOR plus 2.5% to CWI which was repaid on June 6, 2011. In addition, during September 2011, we loaned $2.0 million at LIBOR plus 0.9% to CWI, of which $1.0 million was repaid on September 13, 2011 and the remaining $1.0 million was repaid on October 6, 2011. In connection with these loans, we received interest income from CWI and CPA®:17 – Global totaling $0.2 million during the year ended December 31, 2011.

For related party transactions occurred subsequent to December 31, 2012, please see Note 20.